EXHIBIT 10.2
DATED     20 December 2017

AMTRUST CORPORATE CAPITAL LIMITED
AMTRUST CORPORATE MEMBER LIMITED
AMTRUST CORPORATE MEMBER TWO LIMITED
ANV CORPORATE NAME LIMITED
as Corporate Members
- and -

AMTRUST INTERNATIONAL INSURANCE, LTD.
as Account Party
- and -
AMTRUST FINANCIAL SERVICES, INC.
as Guarantor
- and -
THE BANKS AND FINANCIAL INSTITUTIONS
LISTED IN SCHEDULE 1 OF THE AMENDED FACILITY AGREEMENT
as Original Banks
- and -
ING BANK N.V., LONDON BRANCH, THE BANK OF NOVA SCOTIA, LONDON
BRANCH AND BANK OF MONTREAL, LONDON BRANCH
as Mandated Lead Arrangers
- and -
ING BANK N.V., LONDON BRANCH
as Bookrunner, Agent, Issuing Bank and Security Trustee

AMENDMENT AGREEMENT RELATING TO A LETTER OF CREDIT FACILITY AGREEMENT

THIS AGREEMENT dated 20 December 2017 is made
BETWEEN:

(1)	AMTRUST CORPORATE CAPITAL LIMITED, a company incorporated in England under registered number 08128684 whose registered office is at 2 Minster Court, Mincing Lane, London EC3R 7BB (“ACCL”);

(2)	AMTRUST CORPORATE MEMBER LIMITED, a company incorporated in England under registered number 03621278 whose registered office is at 1 Great Tower Street, London EC3R 5AA (“ACML”);

(3)	AMTRUST CORPORATE MEMBER TWO LIMITED, a company incorporated in England under registered number 05264527 whose registered office is at 1 Great Tower Street, London EC3R 5AA (“ACM2L”);

(4)
ANV CORPORATE NAME LIMITED, a company incorporated in England under registered number 06705037 whose registered office is at 4th floor, 1 Minster Court, Mincing Lane, London EC3R 7AA (“ANV” and, together with ACCL, ACML and ACM2L, the “Corporate Members”);

(5)
AMTRUST INTERNATIONAL INSURANCE, LTD., a company incorporated in Bermuda under registered number 9551 whose registered office is at 7 Reid Street, Suite 400, Hamilton HM11, Bermuda (the “Account Party”);

(6)
AMTRUST FINANCIAL SERVICES, INC., a corporation organised under the laws of Delaware whose registered office is at 251 Little Falls Drive, Wilmington, Delaware 19808 (the “Guarantor” and, together with the Corporate Members and the Account Party, the “Obligors”);

(7)	THE BANKS AND FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 1 OF THE AMENDED FACILITY AGREEMENT (the “Original Banks”);

(8)	ING BANK N.V., LONDON BRANCH, as Bookrunner;

(9)	ING BANK N.V., LONDON BRANCH, THE BANK OF NOVA SCOTIA, LONDON BRANCH AND BANK OF MONTREAL, LONDON BRANCH as Mandated Lead Arrangers (the “Lead Arrangers”);

(10)	ING BANK N.V., LONDON BRANCH, as Agent;

(11)	ING BANK N.V., LONDON BRANCH, as Issuing Bank; and

(12)	ING BANK N.V., LONDON BRANCH, as Security Trustee.
WHEREAS

(A)
By a letter of credit facility agreement dated 26 November 2013, as amended and restated from time to time and most recently on 8 November 2017 (as amended, restated, supplemented or otherwise modified from time to time, prior to giving effect to this Agreement, the “Facility Agreement”) and made between the Parties, the Banks agreed to provide a letter of credit facility of up to £455,000,000 to provide Funds at Lloyd’s on behalf of the Corporate Members to support their underwriting at Lloyd’s of London.

(B)
the Guarantor and certain of its Subsidiaries seek to enter into (i) an agreement to effect the consummation of the transactions described in the Contribution and Stock Purchase Agreement dated November 3, 2017, by and among the Guarantor, Mayfield Holdings LLC and Feeco Holdings LP (an affiliate of Madison Dearborn Partners, LLC) (as amended, supplemented or otherwise modified from time to time, the “Specified Fee Business Investment Agreement”), (ii) the “Ancillary Agreements” as defined in the Specified Fee Business Investment Agreement (the “Specified Fee Business Ancillary Agreements”) and (iii) the transactions described in the Specified Fee Business Investment Agreement and the Specified Fee Business Ancillary Agreements (collectively, the “Specified Fee Business Transactions”) and in connection therewith, the Obligors have requested that the Majority Banks and the Agent agree to make certain modifications to the Facility Agreement.

(C)	The Parties now wish to amend the Facility Agreement in accordance with the terms of this Agreement.
IT IS AGREED

1.	DEFINITIONS AND INTERPRETATION

1.1	Words and expressions defined in the Facility Agreement have the same meaning in this Agreement unless otherwise defined herein.

1.2	In this Agreement:
“Amended Facility Agreement” means the Facility Agreement as amended by this Agreement;
“Facility Agreement” has the meaning given in Recital (A) above;
“Amendment Effective Date” means 20 December 2017 or, if the conditions precedent set out in Clause 5.4 below are not satisfied on that date, the date on which they are satisfied;
“Party” means each party to this Agreement;
“Specified Fee Business Ancillary Agreements” has the meaning given in Recital (B) above;
“Specified Fee Business Investment Agreement” has the meaning given in Recital (B) above; and
“Specified Fee Business Transactions” has the meaning given in Recital (B) above.

1.3	The provisions of Clauses 1.2 to 1.9 of the Amended Facility Agreement shall apply to this Agreement as if references therein to “this Agreement” were references to this Agreement.

1.4	From the Amendment Effective Date, any reference in any Finance Document to the Facility Agreement shall be read and construed for all purposes as a reference to the Amended Facility Agreement.

2.	AMENDMENT

2.1	With effect from the Amendment Effective Date, the following definitions shall be inserted in Facility Agreement in their appropriate alphabetical order:
“Specified Fee Business Ancillary Agreements” means the “Ancillary Agreements” as defined in the Specified Fee Business Investment Agreement.
“Specified Fee Business Holdco” means Mayfield Holdings LLC, a Delaware limited liability company and a Subsidiary of the Guarantor, 51% of the Equity Interests of which are to be sold at the Specified Fee Business Closing.

“Specified Fee Business Closing” means the occurrence of the Closing (as defined in the Specified Fee Business Investment Agreement) on or prior to the End Date (as defined in the Specified Fee Business Investment Agreement).
“Specified Fee Business Investment Agreement” means that certain Investment Agreement, dated 3 November 2017, by and among the Guarantor, Specified Fee Business Holdco and Feeco Holdings LP (as amended, supplemented or otherwise modified from time to time).
“Specified Fee Business Transactions” means the reorganization, debt incurrence and sale transactions, and all other transactions, to be effected by the Guarantor and certain of its Subsidiaries, substantially in accordance with the terms set forth in the Specified Fee Business Investment Agreement and the Specified Fee Business Ancillary Agreements.

2.2	With effect from the Amendment Effective Date, the definition of “Subsidiary” in the Facility Agreement shall be amended to insert the following wording after "one or more subsidiaries of the parent":
“; provided that under no circumstances shall Specified Fee Business Holdco or any of its Subsidiaries be deemed to be a “Subsidiary” of the Guarantor or any of its Subsidiaries from and after the Specified Fee Business Closing (including for purposes of determining whether the accounts of Specified Fee Business Holdco or any of its Subsidiaries are to be consolidated with the accounts of Guarantor or any of its Subsidiaries in the consolidated financial statements of Guarantor or any of its Subsidiaries prepared in accordance with GAAP, to the extent applicable to any determination of compliance with any financial covenant or test contained in this Agreement)”

2.3	With effect from the Amendment Effective Date, Clause 14.2(p)(iii) of the Facility Agreement is amended as follows:

(a)	the word “or” at the end of paragraph (21) is deleted;

(b)	the full stop at the end of paragraph (22) is deleted and replaced with “; or”; and

(c)	a new paragraph (23) is inserted as follows:

“(23)
any Security or Quasi-Security granted in relation to the property or assets of Specified Fee Business Holdco and/or any of its Subsidiaries, securing Indebtedness permitted under Clause 14.2(s)(xxxiv); provided that at no time shall any Security or Quasi-Security referred to in this paragraph (23) secure any of the property or assets of the Guarantor or any of its Subsidiaries.”

2.4	With effect from the Amendment Effective Date, Clause 14.2(s) of the Facility Agreement is amended as follows:

(a)	the word “and” at the end of paragraph (xxxii) is deleted;

(b)	the full stop at the end of paragraph (xxxiii) is deleted and replaced with “; and”; and

(c)	a new paragraph (xxxiv) is inserted as follows:

“(xxxiv)
Indebtedness incurred by Specified Fee Business Holdco and/or its Subsidiaries solely in relation to the Specified Fee Business Transactions at any time up to and including the Specified Fee Business Closing; provided that at no time after the Specified Fee Business Closing shall the Guarantor or any of its Subsidiaries constitute an obligor (however so described) with respect to any such Indebtedness.”

2.5	With effect from the Amendment Effective Date, Clause 14.2(t)(ii) of the Facility Agreement is amended as follows:

(a)	the word “or” at the end of paragraph (9) is deleted;

(b)	the full stop at the end of paragraph (10) is deleted and replaced with “; or”; and

(c)	a new paragraph (11) is inserted as follows:

“(11)
relating to the execution, delivery and performance of the Specified Fee Business Investment Agreement and the Specified Fee Business Ancillary Agreements and the consummation of the Specified Fee Business Transactions.”

2.6	With effect from the Amendment Effective Date, Clause 14.2(v) of the Facility Agreement is amended as follows:

(a)	the word “and” at the end of paragraph (xiv) is deleted;

(b)	the full stop at the end of paragraph (xv) is deleted and replaced with “; and”; and

(c)	a new paragraph (xvi) is inserted as follows:

“(xvi)	From and after the Specified Fee Business Closing, ownership by the Guarantor (directly or indirectly) of Equity Interests issued by Specified Fee Business Holdco.”

2.7	With effect from the Amendment Effective Date, Clause 14.2(y) of the Facility Agreement is amended to insert the following wording at the end of the first sentence thereto:
“(it being understood that the Specified Fee Business Transactions shall not be deemed to constitute a substantial change for purposes of this Clause 14.2(y).”

3.	CONSENT

3.1
Subject to: (i) the conditions precedent set forth in Clause 5.4 below; and (ii) the representation made in Clause 4.3 below being true and accurate in all material respects, and notwithstanding anything to the contrary in the Facility Agreement or the other Finance Documents, the Agent and the Banks hereby consent to the performance by the Guarantor and its Subsidiaries of the Specified Fee Business Investment Agreement and the Specified Fee Business Ancillary Agreements and the consummation of the Specified Fee Business Transactions.

4.	REPRESENTATIONS AND WARRANTIES

4.1
Subject to Clause 4.2 of this Agreement, each Obligor represents and warrants that each of the representations and warranties set out in Clauses 13.2 to 13.33 of the Amended Facility Agreement, construed as if references therein to “this Agreement” were references to this Agreement, is true and correct in all material respects (or, to the extent any such representation or warranty is qualified as to “material”, “Material Adverse Change” or similar wording, in all respects) as at the Amendment Effective Date.

4.2
Each Obligor gives each representation and warranty under Clause 4.1 in respect of itself only, and only to the extent that the terms of the relevant clause make the relevant clause applicable in respect of it.

4.3	The Guarantor represents and warrants that the performance of, or under, the Specified Fee Business Investment Agreement, the Specified Fee Business Ancillary Agreements and the

Specified Fee Business Transactions contemplated thereby, will not result in a breach of any provision of the Amended Facility Agreement, subject to receipt of necessary consents (other than with respect to execution and delivery of the Specified Fee Business Investment Agreement) from certain lenders to the Guarantor and/or its Subsidiaries (other than the Banks), which the Guarantor has received confirmation will be granted on or about the date of this Agreement.

5.	CONTINUITY AND FURTHER ASSURANCE

5.1	Continuing obligations
The rights and obligations of the Parties under the Facility Agreement and the other Finance Documents shall continue in full force and effect, uninterrupted by the amendment hereunder, save insofar as they are amended hereby. In addition:

(a)
each Obligor that has granted Security pursuant to the Security Documents confirms that the Security created by the relevant Security Documents shall continue to fully secure the obligations of the relevant Obligors under the Finance Documents (including but not limited to the Amended Facility Agreement); and

(b)
the Guarantor confirms that from the Amendment Effective Date the guarantee and indemnity given by it in Clause 12 (Guarantee and Indemnity) of the Facility Agreement will continue in full force and effect and will extend to all Obligations of each other Obligor under the Finance Documents (including but not limited to the Amended Facility Agreement), in each case, notwithstanding the amendment to the Facility Agreement made pursuant to this Agreement.

5.2	Prospective effect only
The amendments made hereby to the Facility Agreement shall, with effect from the Amendment Effective Date, have prospective effect only.

5.3	Actions already taken
Any action already taken and any payment already made by a party under the Facility Agreement prior to the Amendment Effective Date shall be treated as having been taken or made notwithstanding the amendment hereby, and shall not be required to be taken or made again by reason of the amendment hereby.

5.4	Conditions precedent
It shall be a condition of the effectiveness of this Agreement that the Agent or its legal advisers have received: (a) counterparts of this Agreement duly executed by all of the Parties hereto, and (b) payment and/or reimbursement of: (i) a consent fee, in a total amount of $15,000 (being $5,000 for the account of each of the Banks), due and payable on the date of this Agreement by the Account Party to the Agent (for distribution to the Banks), and (ii) the Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, the reasonable fees and expenses of counsel for the Agent) in connection with this Agreement.

5.5	Further assurance
Each of the parties shall do all acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant hereto.

6.	AMENDMENTS

The parties may agree to further amendments to the Amended Facility Agreement in accordance with the terms thereof without being required to amend or terminate this Agreement.

7.	TRANSFERS
Any transfer or assignment made in accordance with the terms of the Amended Facility Agreement shall have the same effect in relation to the rights and obligations of the parties under this Agreement as it has in relation to their rights and obligations under the Amended Facility Agreement.

8.	INCORPORATION OF TERMS
The provisions of Clauses 1.9 (Rights of third parties), 18.5 (Indemnity against costs), 33 (Miscellaneous), 36 (Notices) and 37.2 to 37.7 (Applicable Law and Jurisdiction) of the Amended Facility Agreement shall be incorporated into this Agreement as if set out herein and as if references therein to “this Agreement” were references to this Agreement.

9.	GOVERNING LAW
This Agreement and any contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

10.	LENDER CONFIRMATION DATE
The Guarantor hereby confirms the occurrence of the “Lender Confirmation Date”, as set forth in the Facility Agreement, and the undersigned acknowledge and agree that from and after the date hereof, Section 15(b) of the Facility Agreement shall be the applicable ratio for any test of the Consolidated Fixed Charge Coverage Ratio pursuant to the Facility Agreement.

AS WITNESS the hands of the duly authorized representatives of the parties hereto the day and year first before written.

SIGNATURES TO AMENDMENT AGREEMENT
ACCL

SIGNED for and on behalf of AMTRUST CORPORATE CAPITAL LIMITED	/s/ Jeremy Cadle Jeremy Cadle Director	Signature Print Name Job Title

ACML

SIGNED for and on behalf of AMTRUST CORPORATE MEMBER LIMITED	/s/ Jeremy Cadle Jeremy Cadle Director	Signature Print Name Job Title

ACM2L

SIGNED for and on behalf of AMTRUST CORPORATE MEMBER TWO LIMITED	/s/ Jeremy Cadle Jeremy Cadle Director	Signature Print Name Job Title

ANV

SIGNED for and on behalf of ANV CORPORATE NAME LIMITED	/s/ Jeremy Cadle Jeremy Cadle Director	Signature Print Name Job Title

ACCOUNT PARTY

SIGNED for and on behalf of AMTRUST INTERNATIONAL INSURANCE, LTD.	/s/ Chris Souter Chris Souter Chief Financial Officer	Signature Print Name Job Title

GUARANTOR

SIGNED for and on behalf of AMTRUST FINANCIAL SERVICES, INC.	/s/ Stephen Ungar Stephen Ungar Secretary	Signature Print Name Job Title

ORIGINAL BANKS

SIGNED for and on behalf of ING BANK N.V., LONDON BRANCH	/s/ Nick Marchant Nick Marchant Director	Signature Print Name Job Title

	/s/ Mike Sharman Mike Sharman Managing Director	Signature Print Name Job Title

SIGNED for and on behalf of THE BANK OF NOVA SCOTIA, LONDON BRANCH	/s/ Ralph Booth Ralph Booth Managing Director	Signature Print Name Job Title

SIGNED for and on behalf of BANK OF MONTREAL, LONDON BRANCH	/s/ Tom Woolgar Tom Woolgar Managing Director	Signature Print Name Job Title

	/s/ Jean-Jacques Van Helten Jean-Jacques Van Helten Managing Director	Signature Print Name Job Title

MANDATED LEAD ARRANGERS

SIGNED for and on behalf of ING BANK N.V., LONDON BRANCH	/s/ Nick Marchant Nick Marchant Director	Signature Print Name Job Title

	/s/ Mike Sharman Mike Sharman Managing Director	Signature Print Name Job Title

SIGNED for and on behalf of THE BANK OF NOVA SCOTIA, LONDON BRANCH	/s/ Ralph Booth Ralph Booth Managing Director	Signature Print Name Job Title

SIGNED for and on behalf of BANK OF MONTREAL, LONDON BRANCH	/s/ Tom Woolgar Tom Woolgar Managing Director	Signature Print Name Job Title

	/s/ Jean-Jacques Van Helten Jean-Jacques Van Helten Managing Director	Signature Print Name Job Title

BOOKRUNNER

SIGNED for and on behalf of ING BANK N.V., LONDON BRANCH	/s/ Nick Marchant Nick Marchant Director	Signature Print Name Job Title

	/s/ Mike Sharman Mike Sharman Managing Director	Signature Print Name Job Title

AGENT

SIGNED for and on behalf of ING BANK N.V., LONDON BRANCH	/s/ Nick Marchant Nick Marchant Director	Signature Print Name Job Title

	/s/ Mike Sharman Mike Sharman Managing Director	Signature Print Name Job Title

ISSUING BANK

SIGNED for and on behalf of ING BANK N.V., LONDON BRANCH	/s/ Nick Marchant Nick Marchant Director	Signature Print Name Job Title

	/s/ Mike Sharman Mike Sharman Managing Director	Signature Print Name Job Title

SECURITY TRUSTEE

SIGNED for and on behalf of ING BANK N.V., LONDON BRANCH	/s/ Nick Marchant Nick Marchant Director	Signature Print Name Job Title

	/s/ Mike Sharman Mike Sharman Managing Director	Signature Print Name Job Title